SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                        Form 8-K

                 Current Report Pursuant to Section 13 or 15 (d) of
                          The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported ): July 16, 1997

                               ALLIANCE ENTERTAINMENT CORP.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)



        Delaware                          1-13054                    13-3645913
  -----------------------          -----------------------     -----------------
 (State of incorporation)        (Commission File Number)     (I.R.S. Employer
                                                             Identification No.)


     110 East 59th Street, New York, New York                           10022
     ----------------------------------------                   ----------------
     (Address of principal executive offices)                         (Zip Code)



             Registrant's telephone number, including area code: (212) 935-6662

Item 5.     Other Events

     On July 17, 1997, Alliance Entertainment Corp. (the "Company") issued a press release to announce that it had received Court approval of interim debtor-in-possession (DIP) financing provided under a loan agreement with a syndicate of banks led by Chase Manhattan. The Honorable Burton R. Lifland on Wednesday approved $20 million of the $50 million DIP financing intended to support the Company's operations. The Court scheduled a final hearing with respect to the remaining $30 million of the DIP financing for July 30, 1997.

     The Company also announced that the New York Stock Exchange (NYSE) had notified the Company that the NYSE had permanently halted trading of the Company's common stock and was proceeding with an application to delist the Company's common stock as a consequence of the Chapter 11 filing and the fact that the Company no longer met the criteria for continued listing on the Exchange. In spite of the action by the NYSE, the Company intends to remain current with respect to its reporting obligations under the Securities Exchange Act of 1934.

     Certain matters discussed in this report are forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates or goals are also forward-looking statements. Such statements address future events and conditions concerning capital expenditures, earnings, sales, liquidity and capital resources, and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements, by reason of factors such as future economic conditions, including changes in customer demand, legislative, regulatory and competitive developments in markets in which the Company operates; and other circumstances affecting anticipated revenues and costs.

Item 7.     Financial Statements and Exhibits

             (c)         Exhibits

                         Exhibit 99.1        Press Release dated July 17, 1997

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLIANCE ENTERTAINMENT CORP.


                                               By: /s/ Christopher J. Joyce
                                                ----------------------------
                                                Name: Christopher J. Joyce
                                                Title: Executive Vice President,
                                                       General Counsel and
                                                       Assistant Secretary


Date: July 18, 1997

                                  EXHIBIT INDEX



Exhibit 99.1                Press Release dated July 17, 1997.